Exhibit 10.6

EXHIBIT A

ADVANCE REQUEST AND BORROWING NOTICE

Date: __________, 20__

To:	Fifth Third Bank, as Agent

          This Advance Request and Borrowing Notice is furnished pursuant to Section 2.4(a) of that certain Credit Agreement dated as of July 30, 2010 (as amended, modified, renewed or extended from time to time, the “Agreement”) among INDUSTRIAL SERVICES OF AMERICA INC., a Florida corporation (“ISA”), and ISA INDIANA, INC., an Indiana corporation (“ISA Indiana” and together with, ISA collectively, the “Borrowers”), the Lenders party thereto, and FIFTH THIRD BANK, as Agent for the Lenders and as LC Issuer (the “Agent”). Unless otherwise defined herein, capitalized terms used in this Advance Request and Borrowing Notice have the meanings ascribed thereto in the Agreement.

          The Borrowers hereby notify the Agent of their request of an advance of the Revolving Loans pursuant to Section 2.4(a) of the Agreement. The Borrowers hereby request that:

[FOR DAILY LIBOR RATE LOANS:]

(1)

A Revolving Loan in the total amount of $___________ (the “Advance”), which Advance shall be made by transferring the amount of the Advance to the Operating Account of the Borrowers at the Agent as contemplated by the Agreement;

(2)	The Advance is to be made as a Daily LIBOR Rate Loan; and

(3)	The Borrowing Date for the requested Advance is ____________, ____ [INSERT] (must be a Business Day).

[FOR LIBOR TRANCHE RATE LOANS:]

(1)	Borrowing Date of LIBOR Tranche Rate Loan (must be a Business Day and given three Business Days prior to the Borrowing Date):_______________

(2)	Aggregate LIBOR Tranche Amount of the LIBOR Tranche Rate Loan: $_____________________________ (minimum of $1,000,000 and increments of $100,000)

(3)	Duration of LIBOR Tranche Period:

One Month __________________

Two Months _________________

Three Months ________________

(4)	There are no more than four (4) LIBOR Periods outstanding after giving effect to the LIBOR Period selected by this Borrowing Notice.

The Borrowers hereby represent that, as of the date of this Advance Request and Borrowing Notice:

(a)	There exists no Default or Event of Default and no Default or Event of Default shall result from this Loan;

(b)

The representations and warranties contained in Article V of the Agreement are true and correct, in all material respects, except to the extent any such representation or warranty is stated to relate solely to an earlier date (and except that such representations and warranties shall not be further qualified by materiality where, by their respective terms, they are already qualified by reference to materiality, including a Material Adverse Effect), subject to such changes as are not prohibited by the Agreement or do not constitute a Default or an Event of Default under the Agreement;

(c)	the person signing this Advance Request and Borrowing Notice is duly authorized to execute and deliver it to the Agent on behalf of the Borrowers;

(d)	this Loan is made in accordance with the Agreement; and

(e)	this Loan is not revocable by the Borrowers.

INDUSTRIAL SERVICES OF AMERICA, INC.

By:

Name:

Title:

ISA INDIANA, INC.

By:

Name:

Title:

CONVERSION/CONTINUATION NOTICE

Date: ___________, 20__

To:     Fifth Third Bank, as Agent

          This notice (“Conversion/Continuation Notice”) is furnished pursuant to Section 2.6(a)(ii) of that certain Credit Agreement dated as of July 30, 2010 (as amended, modified, renewed or extended from time to time, the “Agreement”) among INDUSTRIAL SERVICES OF AMERICA INC., a Florida corporation (“ISA”), and ISA INDIANA, INC., an Indiana corporation (“ISA Indiana” and together with ISA, collectively, the “Borrowers”), the Lenders party thereto, and FIFTH THIRD BANK, as Agent for the Lenders and as LC Issuer (the “Agent”). Unless otherwise defined herein, capitalized terms used in this Conversion/Continuation Notice have the meanings ascribed thereto in the Agreement.

          The Borrowers hereby notify the Agent of their request to [SELECT ONE]:

(1)	convert the Daily LIBOR Rate Loan in the amount of $_________ into a LIBOR Tranche Rate Loan with a LIBOR Tranche Period of: ________ month(s) [1, 2, or 3 months];

(2)	continue the LIBOR Tranche Rate Loan described below:

(a) Date of continuation (must be a Business Day and given three Business Days prior to the requested continuation date): _________________;

(b) Aggregate LIBOR Tranche Amount of the LIBOR Tranche Rate Loan: $_____________________________ (minimum of $1,000,000 and increments of $100,000);

(c) The duration of the LIBOR Tranche Period applicable thereto: ________ month(s) [1, 2, or 3 months];

(d) There are no more than four (4) LIBOR Tranche Periods outstanding after giving effect to the LIBOR Tranche Period selected by this Conversion/Continuation Notice;

The Borrowers hereby represent that, as of the date of this Conversion/Continuation Notice:

(a)	There exists no Default or Event of Default and no Default or Event of Default shall result from this Loan;

(b)

The representations and warranties contained in Article V of the Agreement are true and correct, in all material respects, except to the extent any such representation or warranty is stated to relate solely to an earlier date (and except that such representations and warranties shall not be further qualified by materiality where, by their respective terms, they are already qualified by reference to materiality, including a Material Adverse Effect), subject to such changes as are not prohibited by the Agreement or do not constitute a Default or an Event of Default under the Agreement;

(c)	this Conversion/Continuation Notice is made in accordance with the Agreement;

(d)	this Conversion/Continuation Notice is not revocable by the Borrowers; and

(e)	the person signing this Conversion/Continuation Notice is duly authorized to execute and deliver it to the Agent on behalf of the Borrowers.

INDUSTRIAL SERVICES OF AMERICA, INC.

By:

Name:

Title:

ISA INDIANA, INC.

By:

Name:

Title: